April 30, 2014 Investor Presentation

2 General Information and Limitations Cautionary Statement Regarding Forward - Looking Information Certain statements contained herein are “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward - looking statements may be identified by reference to a future period or periods, or by the use of forward - looking terminology, such as “may,” “will,” “believe,” “expect ,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward - looking statements are subject to numerous risks and uncertainties, as described in our SEC filings. In addition to risk fact ors identified by the Company in its Annual Report on Form 10 - K, filed with the Securities and Exchange Commission on March 28, 2014, the following factors could cause the actual results to differ materially from the Company’s expectations: difficulties or unexpected developments related to the integration of the businesses following the acquisition of Town Square Financial Corporation; competitive pressures among depository and other financial institutions; expenses related to proxy contest with dissident stockholders; changes in the interest rate environment; and changes in economic conditions, either nationally or regionally. The Company wishes to caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future perio ds in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions that may be made to any forward - looking statements to reflect events or circumstances after the date of the release of this presentation or to reflect the occurrence of anticipated or unanticipated events.

• Home Federal Savings and Loan Association was originally founded in February 1889 and operated as a traditional mutual thrift until 2011 • On September 12, 2011, the Company completed a mutual to stock conversion, and created the holding company Poage Bankshares , Inc. (NASDAQ: PBSK)  PBSK raised $33.7 million of proceeds from its offering  Upon completion of its conversion, PBSK’s assets were $327.4 million, equity was $58.6 million, and its total capital to asset ratio was 17.9%  Since its conversion, the Company has focused on increasing shareholder value through ongoing share repurchases and paying dividends • The company is headquartered in Ashland, Kentucky and operates 10 full - service banking offices throughout northern Kentucky and a loan production office in Cincinnati, OH • The Company maintains a #1 and #2 deposit market share in Boyd and Greenup County, KY, respectively • PBSK’s strategic plan has focused on moving away from the traditional thrift model to a more commercial bank like strategy. To achieve this plan, the Company has:  Hired Gene Coffman, a former commercial bank CEO, in May 2012  Hired six other executives with commercial banking experience  Completed its acquisition of Town Square Financial Corporation in March 2014 ($150 million in total assets) • PBSK has maintained a high quality asset quality profile with NPAs / Assets of 0.45% as of 12/31/2013 and 1.1% (estimated) as of 3/31/2014 (as adjusted to include Town Square) Source: SNL Financial, SEC Filings, Company Management. 3 History of PBSK

Source: SNL Financial, MapPoint. Note: Branch map includes one loan production office located in Cincinnati, OH. 4 Branch Footprint PBSK (11 Branches)

0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 Volume (Actual) Stock Price ($) PBSK (+44.1%) PBSK Volume Source: SNL Financial, data as of 12/31/2013. Market data as of 4/25/2014. 5 Overview of Initial Public Offering Stock Price Performance Since IPO (9/12/2011) Mutual Conversion IPO – Financial Impact Price $14.41 P / TBV 83.7% Transaction Detail • Announcement Date: 12/21/2010 • Completion Date: 9/13/2011 • Offer Price: $10.00 per share • Gross Proceeds: $33.7 million • Shares Sold: 3,372,375 Capital Ratios – Post - Offering (As of 9/30/2011) • TCE / TA: 17.89% • Tier 1 Capital Ratio: 27.11% • Total Risk - Based Capital Ratio: 28.19% • TBV per Share: $17.37 Total Return to Shareholders: 48.7%

• Over the past few years, PBSK has significantly changed its strategic focus • PBSK hired Gene Coffman Jr. as President & Chief Executive Officer in May 2012, who has a strong history of growing banks organically as well as through acquisitions while simultaneously creating shareholder value – During his 11 - year tenure at Oak Hill Financial, Inc. (Jackson, OH), total equity grew approximately 198%, stock price increased from $7.60 to $33.05, and average annual total return to shareholders was 24.3% – During this period, Oak Hill Financial, Inc. completed six acquisitions of other financial services companies, significantly enhancing stockholder value – Sold Oak Hill Financial, Inc. to WesBanco , Inc. on 7/20/2007 ($198.9 million in total deal value) • Strengthened its franchise with the addition of highly experienced commercial bank personnel (Town Square personnel joined PBSK following the March 18, 2014 closing of the acquisition) – Gene Coffman, Chief Executive Officer (Hired 5/1/2012) – Miles Armentrout , Chief Credit Officer (Hired 6/25/2012) – Joe Martin, Retail Lender Manager (Hired 6/25/2012) – Marty Ross, Chief Commercial Lender (From Town Square, hired 11/1/1999) – Bruce VanHorn , President (From Town Square, hired 5/1/1999) – Jane Gilkerson, Chief Financial Officer (From Town Square, hired 2/4/2003) – Kathy Bamer , Human Resources (Hired 7/23/2012 ) • With dominance in its current relatively slower growing market areas, PBSK expanded into : – Cincinnati, OH with a loan production office (opened 10/1/2013) – Lexington, KY area with recent Town Square acquisition Source: SNL Financial, SEC Filings, Company Management. 6 Recent Change in Strategic Direction

• PBSK has shifted from a traditional 1 - 4 family lender to a more commercial bank like operation – As indicated below, 1 - 4 Family loans recently decreased from 81% to 58% and total CDs decreased from 69% to 51% Source: SNL Financial, SEC Filings, Company Management. Note: Estimated pro forma loan and deposit composition is as of 12/31/2013 and does not include any purchase accounting marks . R egulatory financials are shown for comparative purposes. 7 PBSK’s Focus on Strategic Direction PBSK Loan Composition (As of 12/31/2010) Amount % of Total PBSK Loans ($000) (%) Commercial & Industrial 9,867$ 5.4% Constr & Land Development 4,517 2.5% Commercial RE (Incl. Farm) 4,089 2.2% Multifamily Loans 1,538 0.8% 1-4 Family Loans 149,141 81.3% Consumer, Home Equity & Other 14,390 7.8% Total Loans 183,542 100.0% C&I 3% C&D 1% CRE 10% Multifam. 0% 1 - 4 Family 76% Cons., HE & Other 10% PBSK Deposit Composition (As of 12/31/2010) Amount % of Total PBSK Deposits ($000) (%) Transaction Accounts 21,780$ 9.5% MMDA & Savings 50,076 21.8% Retail Time Deposits 151,065 65.8% Jumbo Time Deposits 6,781 3.0% Total Deposits 229,702 100.0% Trans. 17% MMDA & Sav. 27% Retail Time 52% Jumbo Time 4% PBSK Loan Composition (As of 12/31/2013) Town Square Loan Composition Amount % of Total PBSK Loans ($000) (%) Commercial & Industrial 5,649$ 3.2% Constr & Land Development 2,175 1.2% Commercial RE (Incl. Farm) 17,307 9.7% Multifamily Loans 889 0.5% 1-4 Family Loans 135,470 75.6% Consumer, Home Equity & Other 17,813 9.9% Total Loans 179,303 100.0% C&I 3% C&D 1% CRE 10% Multifam. 0% 1 - 4 Family 76% Cons., HE & Other 10% PBSK Deposit Composition (As of 12/31/2013) Town Square Deposit Composition Amount % of Total PBSK Deposits ($000) (%) Transaction Accounts 36,954$ 16.9% MMDA & Savings 59,593 27.3% Retail Time Deposits 112,983 51.8% Jumbo Time Deposits 8,725 4.0% Total Deposits 218,255 100.0% Trans. 17% MMDA & Sav. 27% Retail Time 52% Jumbo Time 4% Estimated Pro Forma Loan Composition (As of 12/31/2013) Amount % of Total Pro Forma Loans ($000) (%) Commercial & Industrial 30,354$ 9.9% Constr & Land Development 15,201 5.0% Commercial RE (Incl. Farm) 51,304 16.8% Multifamily Loans 4,800 1.6% 1-4 Family Loans 178,047 58.3% Consumer, Home Equity & Other 25,699 8.4% Total Loans 305,405 100.0% C&I 10% C&D 5% CRE 17% Multifam. 2% 1 - 4 Family 58% Cons., HE & Other 8% Estimated Pro Forma Deposit Composition (As of 12/31/2013) Amount % of Total Pro Forma Deposits ($000) (%) Transaction Accounts 82,202$ 24.2% MMDA & Savings 84,116 24.7% Retail Time Deposits 158,035 46.5% Jumbo Time Deposits 15,514 4.6% Total Deposits 339,867 100.0% Trans. 24% MMDA & Sav. 25% Retail Time 46% Jumbo Time 5%

Capital Management Strategies

- PBSK has followed a three-pronged approach towards capital management since going public in September 2011
  - Share Repurchases
    - On November 20, 2013, PBSK announced a third stock repurchase program to purchase up to 12,650 shares of issued and outstanding common stock
    - Since its conversion, PBSK has repurchased a total of 160,007 shares to date, all at a discount to its TBV per share
  - Cash Dividends
    - Paid total dividends of $0.12 per share in 2012 and $0.17 in 2013
    - Increased quarterly dividend by one cent to $0.05 per share on October 16, 2013
  - Growth
    - Completed the acquisition of Town Square Financial on March 18, 2014

Common Shares Outstanding and Dividends

	For the year ended,			For the quarter ended,		
PBSK Financials	9/30/2011	9/30/2012	12/31/2013	6/30/2013	9/30/2013	12/31/2013
Common Shares Outstanding	3,372,375	3,372,375	3,347,263	3,229,165	3,350,916	3,347,263
Common Dividends per Share ($)	0.00	0.12	0.17	0.04	0.04	0.05

M&A Activity(1)

Acquisition of Town Square Financial Corporation	
Announcement Date	10/21/2013
Completion Date	3/18/2014
Transaction Consideration	55% Stock / 45% Cash
Price / TBV (%)	105%
Price / LTM EPS (x)	12.6x

POAGE BANKSHARES, INC.

Source: SNL Financial, Company Management. Financial data as of 12/31/2013.
(1) Transaction multiples are calculated based on 12/31/2013 financials.

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Acquisition of Town Square Financial Corporation

Transaction Impact

Overview of Acquisition

- Total Deal Value: $14.5 million
- Price per Share: $33.86
- Price / TBV: 105%
- Price / LTM EPS: 12.6x
- Ownership: 86% PBSK / 14% Town Square
- New Board Members: Thomas Burnette and John C. Stewart Jr.

Transaction Impact

- 2014 EPS accretion: 18%
- 2015 EPS accretion: 99%
- IRR: 22.3%
- TBV Earnback: 3.3 years

Deposit Market Share (By County)

Boyd, KY

Rank	Institution (ST)	Number of Branches	Deposits in Market ($000)	Market Share (%)	2012 Market Share (%)
1	Poage Bankshares Inc. (KY)	5	210,026	24.52	25.88
2	PNC Financial Services Group (PA)	5	167,644	19.57	19.41
3	Community Trust Bancorp Inc. (KY)	5	154,845	18.08	18.34
4	Kentucky Farmers Bank Corp. (KY)	3	131,352	15.34	14.53
5	Fifth Third Bancorp (OH)	2	70,021	8.17	7.98
6	City Holding Co. (WV)	3	53,150	6.21	5.80
7	Peoples Bancorp Inc. (OH)	2	40,206	4.69	4.99
8	Citizens National Corp. (KY)	1	29,286	3.42	3.07
	Total For Institutions In Market	*26*	*856,530*	*100.00*	*100.00*

Deposit Market Share (By MSA)

Huntington-Ashland, WV-KY-OH

Rank	Institution (ST)	Number of Branches	Deposits in Market ($000)	Market Share (%)	2012 Market Share (%)
1	City Holding Co. (WV)	19	548,599	9.99	9.76
2	Putnam Bancshares Inc. (WV)	3	539,117	9.82	9.44
3	BB&T Corp. (NC)	6	508,731	9.27	9.65
4	Huntington FSB (WV)	5	476,288	8.68	8.39
5	First Sentry Bancshares Inc. (WV)	4	397,704	7.24	7.17
6	JPMorgan Chase & Co. (NY)	7	381,526	6.95	6.36
7	Poage Bankshares Inc. (KY)	8	286,075	5.21	5.62
8	Community Trust Bancorp Inc. (KY)	10	276,513	5.04	5.21
9	PNC Financial Services Group (PA)	9	275,671	5.02	4.97
10	First Bankshares Inc. (WV)	5	259,895	4.73	4.76
	Total For Institutions In Market	*26*	*856,530*	*100.00*	*100.00*

Source: SNL Financial, SEC Filings, Company Management. Deposit market share data as of 6/30/2013.
Note: Transaction multiples are calculated based on 12/31/2013 financials. Note: Only largest county and MSA (by deposits) where PBSK is located are illustrated above. Prior to the acquisition of Town Square, PBSK previously ranked #4 in Boyd County, KY ($125.4 million in deposits) and #12 in the Huntington-Ashland, WV-KY-OH MSA ($201.4 million in deposits).

POAGE BANKSHARES, INC.

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• Created size and scale in its current market area with a number one deposit position within its primary market of Boyd County, KY • Entered attractive Lexington market area • Utilized excess capital generating an internal rate of return in excess of 20% • Projected EPS accretion in first full year in 2015 of almost 100% • Strengthened management team with experienced commercial bankers with strong ties to local markets • Accelerated diversification of loan portfolio while increasing core deposits Source: SEC Filings. 10 Benefits of Town Square Acquisition

• PBSK plans on continuing its three - pronged approach towards capital management – Share Repurchases – Pay dividends to common shareholders – Organic growth as well as strategic acquisitions • Continue to diversify its loan portfolio through its commercial real estate and commercial business lending • Focus on shifting the majority of its deposit funding to non - CDs • Continue to grow and expand within the Lexington, KY MSA and Cincinnati, OH - KY - IN MSA – From the Town Square acquisition, PBSK has 1 branch with approximately $48.4 million in deposits located within the attractive Lexington , KY MSA – With the recent acquisition of Town Square Financial Corporation, PBSK can leverage its scale and operating efficiencies to expand into these economically strong markets Source: SNL Financial, deposit data as of 6/30/2013. 11 Future Growth Strategy

Ralph E. “Gene” Coffman, Jr. President & Chief Executive Officer Ralph E . Coffman has served as President and Chief Executive Officer of Poage Bankshares , Inc . and Home Federal Savings and Loan Association since May 2012 . Mr . Coffman most recently served as Interim Chairman and Chief Executive Officer of FSG Bank, N . A . , in Chattanooga, Tennessee . Mr . Coffman has more than 25 years of financial industry executive management experience, serving as Chief Executive Officer for a wide variety of banks ranging in asset sizes from $ 100 million to $ 1 . 4 billion . From 2007 through 2009 , Mr . Coffman served as President of the State of Ohio Retail and Commercial Banking Operations for WesBanco Bank where he led the integration of two competitors into a $ 2 . 5 billion state - wide commercial bank . From 1996 through 2007 , Mr . Coffman served in several senior management positions for Oak Hill Financial, Inc . , and its subsidiary banks, including six years as President and Chief Executive Officer of that company or its subsidiary banks . During his tenure, Mr . Coffman successfully grew the company’s asset base from $ 312 million to $ 1 . 3 billion and successfully completed four bank & thrift acquisitions and two other financial services company acquisitions . Mr . Coffman holds a Bachelors in Business Administration and Accounting from Franklin University and graduated from the Ohio School of Banking, the Ohio Commercial Lending School of Banking and the National Institute of Consumer Lending . Mr . Coffman has also served as the Chairman of the Community Bankers Association of Ohio and a State Director for the Independent Community Bankers of America . Executive Management – Biography 12

Strong Corporate Governance Profile 13 Corporate Governance Poage Corporate Governance Bankshares, Inc. Board comprised entirely of independent directors other than CEO and former CEO (7 out of 9) YES Separate roles of Chairman and CEO YES Compensation, Audit and Nominating Committees comprised solely of independent directors YES Code of Ethics in place since inception YES Company does not have a shareholder rights plan (poison pill) YES • Directors beneficially own 9.8% of stock – All directors own stock – Eight of nine directors beneficially own at least 40,000 shares of stock • Average director tenure is 12 years, with tenure ranging from 33 years to recently appointed directors • No directors serve on more than one for profit outside board • All current equity incentive plans approved by shareholders, and options and restricted stock vest over five year periods • Options have never been re - priced • Since inception, Board has regularly received investment banking advice from well - regarded firms (including Keefe, Bruyette & Woods) – Board evaluates all strategic alternatives on an ongoing basis • Board utilizes comprehensive, thoughtful nomination process